UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: February 28, 2013

Item 1. Reports to Stockholders.

Asset Allocation	February 28, 2013

UBS U.S. Allocation Fund
Semiannual Report
February 28, 2013

UBS U.S. Allocation Fund

April 15, 2013

Dear shareholder,
We present you with the semiannual report for UBS U.S. Allocation Fund (the “Fund”) for the six months ended February 28, 2013.

Performance
Over the six months ended February 28, 2013, the Fund’s Class A shares returned 6.32% before deducting the maximum sales charge, and 0.48% after deducting the maximum sales charge. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, returned 8.95%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the “Index”),1 which returned 6.81% during the period. (Returns for all share classes over various time periods and descriptions of the indexes are shown in “Performance at a glance” on pages 6 to 7; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

UBS U.S. Allocation Fund

Investment goal:
Total return, consisting of
long-term capital appreciation
and current income

Portfolio Managers:
Portfolio Management Team,
including Curt Custard,
Andreas Koester and
Jon Adams
UBS Global Asset
Management (Americas) Inc.

Commencement:
Class A—May 10, 1993
Class C—July 22, 1992
Class Y—May 10, 1993

Dividend payments:
Annually, if any

An interview with Lead Portfolio Manager Curt Custard
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. Looking back, the Commerce Department reported 2.0% gross domestic product (“GDP”) growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth was 0.4%[2] in the fourth quarter. Decelerating growth was largely driven by weakening private inventory investment, federal government spending and exports.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. Prior to the beginning of the reporting period, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”). At its June meeting, the Fed extended Operation Twist until the end of 2012. In September, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS and purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained.

[1] The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[2] Based on the Commerce Department’s third quarter estimate announced on March 28, 2013, after the Fund’s reporting period had ended.

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UBS U.S. Allocation Fund

Q.	How did the stock market perform during the reporting period?
A.	The US stock market experienced periods of volatility during the reporting period, but ultimately generated strong results. After a strong start in September 2012, given the Fed’s announcement of QE3, the market weakened in October due to renewed economic concerns. However, this proved only to be a temporary setback, as the market posted positive returns over the next four months. While there were several “flights to quality” during that time, they were trumped by overall solid corporate profits, continued Fed policy accommodation, signs of progress in the European sovereign debt crisis and generally robust investor demand. All told, the US stock market, as measured by the S&P 500 Index, returned 8.95% during the six months ended February 28, 2013.

Q.	How did the bond market perform during the reporting period?
A.	The US taxable spread sectors (non-US Treasury fixed income securities) also experienced periods of volatility during the reporting period. However, investors who assumed greater risk were generally rewarded, as most spread sectors outperformed equal-duration Treasuries during the six months ended February 28, 2013. As was the case in the equity market, shifting investor sentiment impacted the bond market at times during the reporting period. This shift in investor sentiment was often triggered by macro factors, such as moderating global growth, the November elections and uncertainties surrounding the “fiscal cliff.” Regardless, overall demand for the spread sectors was solid, as investors looked to generate incremental yield in the low interest rate environment. While the overall US bond market, as measured by the Barclays US Aggregate Index, returned a modest 0.15% during the reporting period, riskier high yield bonds and emerging markets debt produced superior results.

Q.	How was the Fund allocated during the reporting period?[3]
A.	Throughout the reporting period, we adjusted the portfolio given changing economic and market conditions. We started the period underweight to equities versus the Index, with a 60% allocation, as we believed that the asset class was, in general, overvalued. At the same time, we were underweight fixed income, with a 24% allocation to US investment grade bonds, a 7% allocation to US high yield bonds and a 9% cash position.

At the end of the reporting period, the Fund was allocated as follows: US equities—66%; US investment grade bonds—25%; US high yield bonds—7%; cash—2%. For comparison purposes, neutral Index weights for the Fund are 65% equities and 35% fixed income.

From a strategy perspective, we increased the Fund’s equity exposure early in the period, as Fed policy accommodation continued and global growth expectations improved. At its peak, our equity exposure was 67.5% from the end of December 2012 through mid-February 2013. This positioning was beneficial for results. Given this strong performance, we chose to pare the Fund’s equity exposure somewhat to reduce the Fund’s overall risk exposure.

Throughout the period under review, we maintained an underweight in US fixed income, as we found it to be extremely overvalued. Within the asset class, we favored investment grade corporate bonds versus Treasuries. In addition, we maintained an overweight to high yield bonds given their attractive yields, generally solid fundamentals and low defaults.

Overall, asset allocation modestly contributed to performance during the reporting period, largely driven by the Fund’s underweight to government bonds. Our equity positioning was also a small positive for results. In contrast, our strategic cash overweight was a drag on performance during the six-month period.

Certain derivative instruments were used during the reporting period. S&P 500 Index futures were used to manage our equity exposure. We also used US Treasury futures to manage bond exposure and duration positioning.

[3] Allocations include derivatives exposure

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UBS U.S. Allocation Fund

Q.	What were positive contributors to Fund performance, and what were negative contributors?
A.	In the US Equity Research equity portion of the Fund, stock selection contributed the most to performance. Sector positioning was also beneficial, albeit to a lesser extent. In terms of stock selection, our holdings in the energy, financials and materials sectors were the most beneficial for performance. However, this was partially offset by negative stock selection in the telecommunication services, industrials and consumer discretionary sectors.

The largest stock contributors in the portfolio were Morgan Stanley, Citigroup, Inc. and Hertz Global Holdings, Inc. Global financial services companies Morgan Stanley and Citigroup sharply rallied, as investment sentiment for both firms improved during the reporting period. This was triggered by signs of strengthening balance sheets, positive Fed “stress test” results, continued economic expansion and a turnaround in the US housing market. In addition, expectations rose that the federal government will soon allow the companies to return capital to investors in the form of increased dividends and share buybacks. We maintain our overweight positions in the two companies, as we believe that they have solid growth prospects and continue to be attractively valued. An overweight position in car rental company Hertz Global Holdings was beneficial for results as its shares moved higher during the reporting period. The company reported strong fourth quarter 2012 results and raised its earnings outlook for 2013. In addition, investors had a positive view of Hertz Global Holdings’ acquisition of Dollar Thrifty Automotive Group, which was completed in November 2012.

On the downside, ServiceSource International, NII Holdings, Inc. and Apple, Inc. were the largest stock detractors from results. ServiceSource International is a customer management software company. The company’s shares performed poorly due to a delay of the rollout of new software and disappointing fourth quarter earnings results. In addition, the company’s 2013 earnings outlook also fell short of analysts’ expectations. We maintain our position, as we like the company’s reoccurring revenue stream from its software products. NII Holdings provides mobile communications for business customers in Latin America. Its shares declined given a delay in its transition from a 2G to a 3G network in Brazil. Against this backdrop, NII Holdings reported weaker than expected financial results and subscriber growth. Despite these headwinds, we still like the company, as its shares are extremely attractive from a valuation perspective and we believe that the 3G upgrade will lead to meaningfully improved subscriber growth and earnings. Apple is a leading supplier of personal computers and consumer electronic devices. Its shares have sharply fallen since their peak in the fall of 2012. Sentiment regarding the company has waned, as it has lost market share to Samsung Electronics in the smartphone market. In addition, there have been concerns of potential cannibalization of the iPad from the iPad Mini. We believe these concerns are overblown and that Apple will continue to grow its revenue at a rate above the overall industry. Furthermore, Apple continues to enjoy profit margins that are superior to its competitors, and, as such, we added to our position in the company during the reporting period.

From a sector positioning perspective, an underweight to information technology and overweights to industrials and health care were the largest contributors to relative performance. Conversely, an underweight to financials and overweights to telecommunication services and energy slightly detracted from relative results.

In the US growth equity portion of the Fund, stock selection contributed to performance while sector positioning detracted from results. In terms of stock selection, the Fund’s holdings in the information technology, financials and energy sectors were the most beneficial for performance. However, this was partially offset by negative stock selection in the consumer discretionary, industrials and consumer staples sectors.

Looking at individual stocks, Visa, Inc., Gilead Sciences Inc. and Las Vegas Sands Corp. were the largest contributors to results. Visa is the leading provider of debit processing to US card issuers. The company continued to report accelerating earnings during the reporting period. In addition, investor sentiment regarding Visa improved, as the regulatory environment regarding debit transactions was less onerous than once feared. We continue to believe that Visa enjoys a sustainable competitive advantage in payment processing and will

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UBS U.S. Allocation Fund

benefit from secular growth in card-based payments in the coming years. Healthcare company Gilead Sciences’ shares rallied during the reporting period and its HIV drugs continued to generate strong sales. In addition, Gilead Sciences’ experimental Hepatitis C drug produced excellent clinical results and its shares rallied given expectations for a potential blockbuster product for the company. Las Vegas Sands is an integrated casino operator in the US and Asia. Its shares moved higher due to better than expected revenue growth for the Macau market. We believe Las Vegas Sand’s leading position in Macau and Singapore should enable it to take market share and lead to strong free cash flow generation going forward.

Teradata Corp., Dollar General Corp. and VMware, Inc. were among the largest detractors from results during the reporting period. Teradata is a global provider of enterprise data warehousing solutions. Its results are closely tied to enterprise spending on technology from companies and governments around the world. Although Teradata reported earnings that met expectations, it shares weakened as the company provided a conservative outlook for the coming quarters due to a number of macro uncertainties. We believe that the selloff created an attractive risk/reward opportunity and added to our position on weakness on Teradata. Dollar General is a leading discount retailer in the US. Its shares performed poorly due to fears that the increased payroll tax would negatively impact discretionary spending from its lower income customer base. We continue to believe that Dollar General offers attractive growth with defensive characteristics at a modest valuation. As such, we purchased additional shares during the reporting period. VMware is a provider of virtualization-based infrastructure software. Its shares declined as the company reported disappointing results and management reduced its earnings outlook for 2013. Our view on the fundamentals of the company is unchanged, as we believe that VMware is uniquely positioned to benefit from the increasing need for management tools, as more workloads are required to have a mobile component that allows them to travel between “clouds” in a secure manner and added to our position on weakness on VMware.

From a sector positioning perspective, an overweight to information technology and underweights to financials and industrials were the largest detractors from relative results. Conversely, overweights to consumer discretionary, energy and health care contributed to relative performance.

Q.	How did you manage the Fund’s fixed income exposure during the reporting period?
A.	The Fund’s fixed income exposure was positive for performance during the six-month period. In particular, the portfolio benefited from an overweight exposure to high yield corporate bonds and from tactical positioning in the investment grade corporate bond market. Both of these fixed income sectors delivered positive excess returns versus comparable duration Treasuries during the reporting period. While the Fund also held a position in securitized sectors, such as mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), these sectors did not meaningfully impact performance. On the downside, the Fund’s US Treasury exposure was a modest negative for performance, as yields rose across the curve during the six-month period. Elsewhere, duration and yield curve positioning did not significantly impact the Fund’s performance. (Duration measures the price sensitivity of a portfolio to interest rate change and the yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Certain derivative instruments, including interest rate futures, were used to facilitate specific duration and yield curve strategies. US Treasury futures were used to adjust the Fund’s duration positioning. In addition, we implemented an inflation-linked swap position, in October 2012, to express our view that market expectations for inflation in the US were too high.

Q.	What is your outlook for the US economy?
A.	The US economy has proven its resiliency and has been stronger than many of its developed market country counterparts. That said, while we expect growth in the US to continue, the expansion is likely to be relatively modest, with GDP of perhaps 2% in 2013. One notable area supporting the economy is the housing market, as it finally appears to have turned the corner. In contrast, the impact of government spending cuts will serve as a headwind for the economy.

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UBS U.S. Allocation Fund

We currently view US equities as being slightly overvalued and fixed income as being significantly overvalued. Given a number of global macro uncertainties facing investors, we expect to see periods of continued market volatility as the year progresses.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Lead Portfolio Manager UBS U.S. Allocation Fund Head of Asset Allocation UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2013. The views and opinions in the letter were current as of April 15, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of future factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the Fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited)
Average annual total returns for periods ended 02/28/13

		6 months	1 year	5 years	10 years
	Class A1	6.32%	7.46%	3.67%	7.22%
Before deducting maximum sales charge	Class C2	5.91	6.63	2.88	6.41
	Class Y3	6.47	7.78	4.00	7.58
After deducting maximum sales charge	Class A1	0.48	1.57	2.51	6.61
	Class C2	4.91	5.63	2.88	6.41
S&P 500 Index[4]		8.95	13.46	4.94	8.24
UBS U.S. Allocation Fund Index[5]		6.81	10.45	6.14	8.85
Lipper Flexible Portfolio Funds median		4.27	5.71	3.60	7.58

Most recent quarter-end returns
Average annual total returns for periods ended 03/31/13

		6 months	1 year	5 years	10 years
	Class A1	6.73%	7.89%	4.30%	7.36%
Before deducting maximum sales charge	Class C2	6.33	7.08	3.51	6.56
	Class Y3	6.88	8.16	4.62	7.73
After deducting maximum sales charge	Class A1	0.85	1.95	3.13	6.76
	Class C2	5.33	6.08	3.51	6.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2012 prospectuses, were as follows: Class A—1.03% and 1.03%; Class C—1.79% and 1.79%; and Class Y—0.75% and 0.75%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) have entered into a written agreement, separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fees based on the Fund’s average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2012, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2013 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class Y.

[1] Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
[2] Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.
[3] The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.
[4] The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[5] The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

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UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 to February 28, 2013.

Actual expenses (unaudited)
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value September 1, 2012	Ending account value February 28, 2013	Expenses paid during period[1] 09/01/12 to 02/28/13	Expense ratio during the period
Class A Actual	$1,000.00	$1,063.20	$5.27	1.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
Class C Actual	1,000.00	1,059.10	9.14	1.79
Hypothetical (5% annual return before expenses)	1,000.00	1,015.92	8.95	1.79
Class Y Actual	1,000.00	1,064.70	3.84	0.75
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.76	0.75

[1] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	02/28/13		08/31/12		02/29/12
Net assets (mm)	$255.9		$262.3		$278.6
Number of securities	589		637		557

Portfolio composition[1]	02/28/13		08/31/12		02/29/12
Stocks	51.9%		55.8%		57.3%
Bonds and notes	25.2		24.7		22.3
Investment companies	4.5		4.2		3.8
Futures	0.9		0.2		0.0 [2]
Options and swaps	0.0 [2]		0.1		—
Cash equivalents and other
assets less liabilities	17.5		15.0		16.6
Total	100.0%		100.0%		100.0%

Top five equity sectors[1]	02/28/13		08/31/12		02/29/12
Information technology	14.0%	Information technology	16.8%	Information technology	17.9%
Consumer discretionary	9.5	Consumer discretionary	10.7	Consumer discretionary	12.4
Health care	6.8	Health care	6.8	Health care	6.2
Industrials	6.7	Industrials	6.0	Energy	5.4
Energy	4.6	Energy	5.2	Industrials	4.6
Total	41.6%		45.5%		46.5%

Top ten equity securities[1]	02/28/13		08/31/12		02/29/12
Apple, Inc.	2.2%	Apple, Inc.	4.2%	Apple, Inc.	3.8%
Amazon.com, Inc.	1.1	Amazon.com, Inc.	1.7	Visa, Inc., Class A	1.6
Visa, Inc., Class A	1.1	Visa, Inc., Class A	1.4	Amazon.com, Inc.	1.5
Google, Inc., Class A	1.1	Ralph Lauren Corp.	1.2	Google, Inc., Class A	1.3
QUALCOMM, Inc.	1.0	QUALCOMM, Inc.	1.2	Las Vegas Sands Corp.	1.2
Gilead Sciences, Inc.	1.0	NetApp, Inc.	1.1	Priceline.com, Inc.	1.1
UnitedHealth Group, Inc.	1.0	Gilead Sciences, Inc.	1.1	CVS Caremark Corp.	1.1
Ralph Lauren Corp.	0.9	Google, Inc., Class A	1.1	NetApp, Inc.	1.1
Allergan, Inc.	0.9	Allergan, Inc.	1.1	QUALCOMM, Inc.	1.1
Dollar General Corp.	0.8	UnitedHealth Group, Inc.	1.1	Allergan, Inc.	1.1
Total	11.1%		15.2%		14.9%

[1] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Long-term fixed income sector allocation[1]	02/28/13		08/31/12		02/29/12
Corporate bonds	11.4%		11.1%		7.0%
Mortgage & agency debt securities	6.7		6.5		7.0
US government obligations	4.7		5.1		7.1
Commercial mortgage-backed securities	1.5		1.2		1.0
Collateralized mortgage obligations	0.6		0.6		0.1
Municipal bonds and notes	0.3		0.1		—
Non-US government obligation	—		0.1		0.0 [2]
Total	25.2%		24.7%		22.2%

Top ten fixed income securities[1]	02/28/13		08/31/12		02/29/12
US Treasury Notes,		US Treasury Notes,		US Treasury Notes,
0.125%, due 12/31/14	1.9%	0.250%, due 05/31/14	3.3%	0.125%, due 12/31/13	2.8%
US Treasury Notes,		US Treasury Bonds,		US Treasury Notes,
0.250%, due 11/30/14	1.8	3.000%, due 05/15/42	0.6	0.250%, due 11/30/13	1.6
FNMA Certificates,		US Treasury Notes,		US Treasury Notes,
3.500%, TBA	0.6	0.500%, due 07/31/17	0.6	0.875%, due 01/31/17	0.9
US Treasury Bonds,		FHLMC Certificates,		FHLMC Certificates,
3.125%, due 02/15/43	0.6	3.000%, TBA	0.5	1.000%, due 03/08/17	0.7
GNMA Certificates II,		FNMA Certificates,		FNMA Certificates,
3.500%, due 08/20/42	0.4	4.500%, due 09/01/37	0.5	4.500%, TBA	0.7
FNMA Certificates,		FHLMC Certificates,		US Treasury Notes,
4.500%, due 09/01/37	0.4	5.500%, due 05/01/37	0.4	2.000%, due 02/15/22	0.6
FHLMC Certificates,		FNMA Certificates,		FNMA Certificates,
5.500%, due 05/01/37	0.4	3.500%, TBA	0.4	4.000%, TBA	0.5
FNMA Certificates,		GNMA Certificates II,		FHLMC Certificates,
3.000%, TBA	0.3	3.500%, due 08/20/42	0.4	5.500%, due 05/01/37	0.4
GNMA Certificates II,		FNMA Certificates,		US Treasury Notes,
6.000%, due 02/20/34	0.3	4.000%, TBA	0.3	2.000%, due 11/15/21	0.4
GNMA Certificates I,		GNMA Certificates II,		FHLMC Certificates,
4.500%, TBA	0.3	6.000%, due 02/20/34	0.3	0.500%, due 04/17/15	0.4
Total	7.0%		7.3%		9.0%

[1] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

10

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Shares	Value
Common stocks—51.89%
Aerospace & defense—2.58%
BE Aerospace, Inc.*	1,800	$94,698
Esterline Technologies Corp.*	1,500	103,395
General Dynamics Corp.	22,300	1,515,731
LMI Aerospace, Inc.*	3,700	81,955
Precision Castparts Corp.	8,500	1,586,015
The Boeing Co.	15,900	1,222,710
United Technologies Corp.	22,100	2,001,155
		6,605,659
Air freight & logistics—0.04%
Hub Group, Inc., Class A*	2,800	105,644
Airlines—0.15%
Spirit Airlines, Inc.*	19,000	384,750
Auto components—0.05%
Tenneco, Inc.*	3,400	120,462
Beverages—0.36%
Monster Beverage Corp.*	18,300	922,869
Biotechnology—2.24%
Acorda Therapeutics, Inc.*	18,000	535,500
Aegerion Pharmaceuticals, Inc.*	8,000	240,960
Alnylam Pharmaceuticals, Inc.*	14,900	352,981
Biogen Idec, Inc.*	8,400	1,397,256
Cubist Pharmaceuticals, Inc.*	8,600	364,898
Gilead Sciences, Inc.*	58,900	2,515,619
Ligand Pharmaceuticals, Inc., Class B*	15,500	318,370
		5,725,584
Building products—0.04%
A.O. Smith Corp.	1,600	114,448
Capital markets—0.92%
Evercore Partners, Inc., Class A	3,200	130,240
Golub Capital BDC, Inc.	5,000	82,150
Invesco Ltd.	24,800	664,392
Morgan Stanley	61,500	1,386,825
PennantPark Investment Corp.	8,800	102,080
		2,365,687
Chemicals—0.77%
Cytec Industries, Inc.	1,200	86,868
H.B. Fuller Co.	2,600	106,262
The Dow Chemical Co.	20,700	656,604
The Sherwin-Williams Co.	6,900	1,114,971
		1,964,705
Commercial banks—0.83%
Banner Corp.	2,300	68,333
BBCN Bancorp, Inc.	11,931	147,706
City National Corp.	1,300	73,853
East West Bancorp, Inc.	4,500	110,700
Prosperity Bancshares, Inc.	1,800	83,052
U.S. Bancorp	27,800	944,644
Wells Fargo & Co.	19,700	691,076
		2,119,364
Commercial services & supplies—0.34%
Innerworkings, Inc.*	6,600	97,482
Performant Financial Corp.*	2,300	30,475
Waste Management, Inc.	19,800	738,936
		866,893
Communications equipment—1.09%
Aruba Networks, Inc.*,1	3,900	97,188
Finisar Corp.*	4,500	65,925
NETGEAR, Inc.*	2,200	74,910
Nortel Networks Corp.*	25,433	117
QUALCOMM, Inc.	38,900	2,553,007
		2,791,147
Computers & peripherals—2.91%
Apple, Inc.	12,600	5,561,640
NetApp, Inc.*	55,800	1,887,714
		7,449,354
Construction & engineering—0.04%
MasTec, Inc.*	3,400	102,306
Diversified consumer services—0.10%
Coinstar, Inc.*,1	1,400	71,666
LifeLock, Inc.*	6,100	71,065
Regis Corp.[1]	6,700	120,734
		263,465
Diversified financial services—1.41%
Citigroup, Inc.	39,247	1,647,196
IntercontinentalExchange, Inc.*	4,400	681,208
JPMorgan Chase & Co.	26,400	1,291,488
		3,619,892
Electric utilities—0.38%
Edison International	9,700	465,891
NextEra Energy, Inc.	5,800	416,846
UNS Energy Corp.	1,800	84,636
		967,373
Electrical equipment—0.04%
Regal-Beloit Corp.	1,300	100,464
Electronic equipment, instruments & components—0.03%
InvenSense, Inc.*,1	6,600	79,332
Energy equipment & services—2.51%
Baker Hughes, Inc.	20,900	936,738
C&J Energy Services, Inc.*,1	3,800	91,960
Dawson Geophysical Co.*	2,700	83,430
FMC Technologies, Inc.*	28,100	1,458,671
Halliburton Co.	32,000	1,328,320
McDermott International, Inc.*	43,500	553,320
Noble Corp.	23,300	834,606
Schlumberger Ltd.	14,500	1,128,825
		6,415,870
Food products—0.87%
Archer Daniels Midland Co.	20,800	662,688
Kraft Foods Group, Inc.	18,866	914,435
Mondelez International, Inc., Class A	23,200	641,480
		2,218,603

11

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
Health care equipment & supplies—1.07%
AtriCure, Inc.*	7,300	$64,824
Baxter International, Inc.	13,500	912,600
CONMED Corp.	2,200	68,442
Given Imaging Ltd.*	3,700	58,645
Greatbatch, Inc.*	6,200	167,834
Hill-Rom Holdings, Inc.	2,200	72,116
ICU Medical, Inc.*	1,200	68,112
Intuitive Surgical, Inc.*	1,400	713,846
Medtronic, Inc.	9,300	418,128
STERIS Corp.	1,800	70,200
The Cooper Cos., Inc.	1,100	116,666
		2,731,413
Health care providers & services—1.71%
Cardinal Health, Inc.	39,800	1,839,158
Patterson Cos., Inc.	1,800	65,412
UnitedHealth Group, Inc.	46,200	2,469,390
		4,373,960
Hotels, restaurants & leisure—0.94%
Bravo Brio Restaurant Group, Inc.*	6,500	98,020
Ignite Restaurant Group, Inc.*	6,300	88,452
Las Vegas Sands Corp.	31,500	1,621,935
Starbucks Corp.	8,400	460,488
Vail Resorts, Inc.	2,500	138,100
		2,406,995
Household durables—0.22%
Mohawk Industries, Inc.*	5,400	572,508
Household products—0.30%
Central Garden and Pet Co., Class A*	13,400	116,982
Colgate-Palmolive Co.	5,600	640,808
		757,790
Industrial conglomerates—0.70%
Danaher Corp.	29,200	1,798,720
Insurance—0.83%
Lincoln National Corp.	23,700	700,098
MetLife, Inc.	16,200	574,128
The Progressive Corp.	30,700	747,852
Validus Holdings Ltd.	2,800	99,764
		2,121,842
Internet & catalog retail—1.89%
Amazon.com, Inc.*	11,000	2,906,970
Priceline.com, Inc.*	2,800	1,925,224
		4,832,194
Internet software & services—2.56%
Demandware, Inc.*	800	21,160
eBay, Inc.*	35,700	1,952,076
ExactTarget, Inc.*	900	20,070
Facebook, Inc., Class A*	60,800	1,656,800
Google, Inc., Class A*	3,500	2,804,200
ValueClick, Inc.*	3,400	90,678
		6,544,984
IT services—2.80%
Fidelity National Information
Services, Inc.	18,300	688,995
MasterCard, Inc., Class A	3,100	1,605,242
ServiceSource International, Inc.*	82,400	520,768
Teradata Corp.*	25,300	1,468,918
Visa, Inc., Class A	18,200	2,887,248
		7,171,171
Life sciences tools & services—0.72%
Agilent Technologies, Inc.	31,700	1,314,916
Bio-Rad Laboratories, Inc., Class A*	4,300	529,760
		1,844,676
Machinery—1.18%
CIRCOR International, Inc.	1,500	62,520
Cummins, Inc.	10,000	1,158,700
Illinois Tool Works, Inc.	28,000	1,722,000
Nordson Corp.	1,100	69,740
		3,012,960
Media—1.76%
Cinemark Holdings, Inc.	4,800	133,440
Comcast Corp., Class A	31,300	1,245,427
DIRECTV*	19,200	924,864
ReachLocal, Inc.*	4,900	61,397
Sirius XM Radio, Inc.[1]	89,600	277,760
The Interpublic Group of Cos., Inc.	39,600	506,088
Time Warner, Inc.	11,000	584,870
Viacom, Inc., Class B	13,000	759,980
		4,493,826
Metals & mining—0.20%
Compass Minerals International, Inc.	1,100	81,092
Steel Dynamics, Inc.	28,400	433,668
		514,760
Multi-utilities—0.19%
PG&E Corp.	11,500	490,360
Multiline retail—1.05%
Dollar General Corp.*	43,700	2,025,058
Macy’s, Inc.	16,300	669,930
		2,694,988
Oil, gas & consumable fuels—2.10%
Berry Petroleum Co., Class A	2,300	105,271
Cabot Oil & Gas Corp.	26,800	1,660,796
Concho Resources, Inc.*	12,600	1,133,496
EOG Resources, Inc.	4,400	553,124
EQT Corp.	12,700	801,243
Hess Corp.	15,500	1,030,750
Kodiak Oil & Gas Corp.*	10,800	96,120
		5,380,800
Paper & forest products—0.25%
International Paper Co.	14,600	642,546

12

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
Personal products—0.85%
Elizabeth Arden, Inc.*	2,900	$112,810
Inter Parfums, Inc.	4,900	122,794
The Estee Lauder Cos., Inc., Class A	30,100	1,929,410
		2,165,014
Pharmaceuticals—1.63%
Allergan, Inc.	20,400	2,211,768
Hospira, Inc.*	15,600	459,108
Salix Pharmaceuticals Ltd.*	8,800	429,880
Teva Pharmaceutical
Industries Ltd., ADR	16,900	632,060
Zoetis, Inc.*	12,900	431,505
		4,164,321
Professional services—0.30%
IHS, Inc., Class A*	7,300	775,625
Real estate investment trusts—0.47%
American Capital Agency Corp.	14,900	472,628
Campus Crest Communities, Inc.	7,400	92,796
CYS Investments, Inc.[1]	4,300	50,998
Digital Realty Trust, Inc.[1]	5,200	348,296
Hudson Pacific Properties, Inc.	6,100	137,677
LaSalle Hotel Properties	3,500	88,865
		1,191,260
Road & rail—1.52%
Hertz Global Holdings, Inc.*	52,700	1,051,365
Knight Transportation, Inc.	3,000	46,980
Norfolk Southern Corp.	17,000	1,241,850
Union Pacific Corp.	11,300	1,549,343
		3,889,538
Semiconductors & semiconductor equipment—1.33%
Atmel Corp.*	73,000	496,400
Avago Technologies Ltd.	13,700	468,814
Broadcom Corp., Class A	16,600	566,226
Freescale Semiconductor Ltd.*,1	16,200	249,966
Micron Technology, Inc.*	65,100	546,189
NXP Semiconductors NV*	15,700	507,424
ON Semiconductor Corp.*	12,500	100,000
Skyworks Solutions, Inc.*	22,200	472,860
		3,407,879
Software—2.77%
Adobe Systems, Inc.*	30,400	1,194,720
Cadence Design Systems, Inc.*	6,500	92,040
Guidewire Software, Inc.*	2,600	95,030
Infoblox, Inc.*	2,900	61,161
Informatica Corp.*	20,800	728,208
NICE Systems Ltd., ADR*	1,600	56,496
Qualys, Inc.*	6,923	82,107
RealPage, Inc.*,1	1,900	41,154
Salesforce.com, Inc.*	9,300	1,573,746
ServiceNow, Inc.*,1	21,400	694,858
Solera Holdings, Inc.	1,100	61,930
SS&C Technologies Holdings, Inc.*	3,700	93,647
Symantec Corp.*	40,800	956,352
VMware, Inc., Class A*	18,900	1,357,587
		7,089,036
Textiles, apparel & luxury goods—3.03%
Coach, Inc.	14,400	695,952
Iconix Brand Group, Inc.*	3,300	77,946
Lululemon Athletica, Inc.*,1	18,400	1,233,720
Michael Kors Holdings Ltd.*	27,100	1,606,488
Movado Group, Inc.	2,100	75,684
Nike, Inc., Class B	31,100	1,693,706
Ralph Lauren Corp.	13,700	2,376,539
		7,760,035
Thrifts & mortgage finance—0.07%
Brookline Bancorp, Inc.	11,800	107,380
EverBank Financial Corp.	4,400	66,440
		173,820
Tobacco—0.57%
Philip Morris International, Inc.	16,000	1,468,000
Trading companies & distributors—0.04%
Watsco, Inc.	1,200	93,444
Wireless telecommunication services—1.14%
Crown Castle International Corp.*	17,700	1,235,460
MetroPCS Communications, Inc.*	105,600	1,034,880
NII Holdings, Inc.*,1	133,700	644,434
		2,914,774
Total common stocks
(cost—$115,215,310)		132,783,110
Preferred stock—0.00%
Consumer finance—0.00%
Ally Financial, Inc.[2,3] (cost—$98)	5	4,865
Investment companies—4.48%
iShares Russell 2000 Index Fund[1]	1,600	144,736
UBS Credit Bond Relationship Fund*,4	671,919	11,310,480
Total investment companies
(cost—$9,177,791)		11,455,216

	Face amount
US government obligations—4.72%
US Treasury Bonds
2.750%, due 11/15/42	$405,000	376,966
3.125%, due 02/15/43	1,450,000	1,458,610
US Treasury Notes
0.125%, due 12/31/14	4,865,000	4,855,878
0.250%, due 11/30/14	4,500,000	4,501,935
0.250%, due 01/31/15	75,000	75,018
0.875%, due 01/31/18	95,000	95,564
1.875%, due 06/30/15	160,000	165,950
2.000%, due 02/15/23	535,000	540,434
Total US government obligations
(cost—$12,071,318)		12,070,355

13

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Mortgage & agency debt securities—6.75%
Federal Home Loan Mortgage
Corporation Certificates,**
1.250%, due 10/02/19	$250,000	$248,140
5.000%, due 03/01/38	151,916	163,567
5.000%, due 11/01/38	22,733	24,456
5.000%, due 12/01/38	95,322	102,543
5.500%, due 05/01/37	861,770	965,163
5.500%, due 08/01/40	73,788	80,612
6.000%, due 10/01/36	130,267	144,105
6.500%, due 08/01/28	205,146	240,749
3.500%, TBA	75,000	78,949
Federal National Mortgage
Association Certificates,**
0.375%, due 12/21/15	630,000	629,127
3.000%, due 03/01/27	181,538	192,204
3.000%, due 08/01/27	240,984	255,970
3.000%, due 09/01/27	648,772	689,117
3.500%, due 10/01/42	369,330	393,385
4.000%, due 12/01/39	296,023	315,551
4.000%, due 01/01/41	384,719	410,481
4.000%, due 02/01/41	143,163	152,795
4.000%, due 09/01/41	364,289	388,797
4.500%, due 09/01/37	903,730	977,188
4.500%, due 07/01/41	320,043	345,857
4.500%, due 09/01/41	310,669	335,728
5.000%, due 10/01/39	61,791	66,907
5.000%, due 05/01/40	74,609	82,434
5.000%, due 09/01/41	357,377	389,979
5.500%, due 08/01/39	285,662	312,481
6.000%, due 06/01/33	6,318	7,237
6.000%, due 08/01/37	147,353	163,497
7.000%, due 08/01/32	357,690	426,293
7.500%, due 02/01/33	7,723	9,341
3.000%, TBA	775,000	801,836
3.500%, TBA	1,500,000	1,584,902
4.000%, TBA	450,000	479,039
5.000%, TBA	500,000	541,328
Government National Mortgage
Association Certificates I,
4.000%, due 07/15/42	166,650	184,169
4.000%, due 08/15/42	74,242	82,047
6.500%, due 10/15/28	3,645	4,237
3.500%, TBA	400,000	430,969
4.000%, TBA	100,000	108,688
4.500%, TBA	675,000	737,438
5.000%, TBA	650,000	709,414
Government National Mortgage
Association Certificates II,
3.500%, due 12/20/26	524,396	562,496
3.500%, due 08/20/42	908,862	986,896
3.500%, due 09/20/42	97,113	105,299
4.000%, due 07/20/26	291,367	315,242
4.000%, due 06/20/42	215,495	238,149
6.000%, due 11/20/28	1,939	2,208
6.000%, due 02/20/29	4,537	5,273
6.000%, due 02/20/34	695,261	789,959
Total mortgage & agency debt
securities (cost—$16,857,140)		17,262,242
Collateralized mortgage obligations—0.57%
Arkle Master Issuer PLC,
Series 2012-1A, Class 2A1,
1.990%, due 05/17/60[2,5]	255,000	261,967
First Horizon Mortgage
Pass-Through Trust,
Series 2004-FL1, Class 1A1,
0.472%, due 02/25/35[5]	145,252	139,399
Fosse Master Issuer PLC,
Series 2011-1A, Class A2,
1.703%, due 10/18/54[2,5]	212,531	215,402
Series 2012-1A, Class 2A2,
1.703%, due 10/18/54[2,5]	225,000	229,611
Holmes Master Issuer PLC,
Series 2010-1A, Class A2,
1.704%, due 10/15/54[2,5]	88,328	89,099
Series 2012-1A, Class A2,
1.954%, due 10/15/54[2,5]	375,000	383,478
Silverstone Master Issuer,
Series 2012-1A, Class 1A,
1.852%, due 01/21/55[2,5]	150,000	154,179
Total collateralized mortgage
obligations (cost—$1,456,378)		1,473,135
Commercial mortgage-backed securities—1.47%
Banc of America Commercial
Mortgage, Inc.,
Series 2007-4, Class AM,
5.812%, due 02/10/51[5]	250,000	284,903
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B, 6.006%,
due 12/10/49[5]	300,000	351,800
Commercial Mortgage Trust,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	100,000	115,394
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	200,000	227,871
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[2]	225,000	228,577

14

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Commercial mortgage-backed securities—(concluded)
FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[2]	$214,196	$223,926
GS Mortgage Securities Trust,
Series 2007-GG10, Class A4,
5.791%, due 08/10/45[5]	100,000	114,273
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-CB18, Class AM,
5.466%, due 06/12/47[5]	225,000	251,261
Series 2007-LD11, Class A4,
5.820%, due 06/15/49[5]	425,000	488,310
Morgan Stanley Bank of America
Merrill Lynch Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46	50,000	52,834
Series 2013-C8, Class B,
3.676%, due 12/15/48[5]	250,000	260,119
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.791%, due 08/12/45[2,5]	385,000	432,946
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C32, Class A3,
5.738%, due 06/15/49[5]	200,000	229,712
Series 2007-C33, Class A4,
5.924%, due 02/15/51[5]	225,000	259,689
Series 2007-C34, Class AM,
5.818%, due 05/15/46[5]	175,000	198,405
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class B,
3.714%, due 03/15/45[5]	50,000	52,171
Total commercial mortgage-backed
securities (cost—$3,651,457)		3,772,191
Corporate bonds—11.41%
Aerospace & defense—0.02%
BE Aerospace, Inc.
6.875%, due 10/01/20	50,000	55,375
Automobile OEM—0.11%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[1]	80,000	87,700
Ford Motor Co.
7.450%, due 07/16/31	150,000	192,155
		279,855
Automotive parts—0.13%
American Axle & Manufacturing, Inc.
6.625%, due 10/15/22[1]	100,000	102,250
Meritor, Inc.
10.625%, due 03/15/18[1]	30,000	32,100
Tenneco, Inc.
7.750%, due 08/15/18	100,000	109,875
TRW Automotive, Inc.
4.500%, due 03/01/21[2]	75,000	75,937
		320,162
Banking-non-US—0.43%
Caixa Economica Federal
2.375%, due 11/06/17[2]	150,000	146,625
HSBC Holdings PLC
4.000%, due 03/30/22	250,000	269,141
Lloyds TSB Bank PLC
6.500%, due 09/14/20[1,2]	205,000	229,287
RBS Capital Trust II
6.425%, due 01/03/34[5,6]	100,000	89,000
Royal Bank of Scotland Group PLC
6.125%, due 12/15/22	100,000	104,912
Santander US Debt SAU
3.724%, due 01/20/15[2]	100,000	101,513
Westpac Banking Corp.
2.000%, due 08/14/17	150,000	154,242
		1,094,720
Banking-US—1.22%
Bank of America Corp.
5.625%, due 07/01/20	85,000	99,457
5.650%, due 05/01/18	70,000	81,256
Bank of America Corp. MTN
3.300%, due 01/11/23	70,000	69,776
Capital One Financial Corp.
2.150%, due 03/23/15	75,000	76,672
CIT Group, Inc.
5.250%, due 03/15/18	50,000	53,750
5.500%, due 02/15/19[2]	200,000	217,500
Citigroup, Inc.
4.500%, due 01/14/22[1]	40,000	44,511
5.375%, due 08/09/20	40,000	46,957
5.500%, due 02/15/17	325,000	365,016
6.125%, due 05/15/18	170,000	203,389
8.500%, due 05/22/19	70,000	93,828
JPMorgan Chase & Co.
3.150%, due 07/05/16	190,000	201,121
3.250%, due 09/23/22	65,000	65,596
5.400%, due 01/06/42	95,000	112,030
Morgan Stanley
3.750%, due 02/25/23	75,000	75,759
4.875%, due 11/01/22[1]	60,000	63,340
7.300%, due 05/13/19	100,000	124,041
Morgan Stanley MTN
6.625%, due 04/01/18	270,000	321,295
SunTrust Banks, Inc.
3.600%, due 04/15/16	110,000	117,835
The Goldman Sachs Group, Inc.
6.150%, due 04/01/18	175,000	206,784
7.500%, due 02/15/19	80,000	101,148
Wells Fargo Bank N.A.
5.950%, due 08/26/36	310,000	382,603
		3,123,664

15

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Building materials—0.10%
Hanson Ltd.
6.125%, due 08/15/16	$40,000	$44,400
Owens Corning, Inc.
6.500%, due 12/01/16[7]	25,000	28,215
Ply Gem Industries, Inc.
8.250%, due 02/15/18	50,000	54,125
Vulcan Materials Co.
7.500%, due 06/15/21	100,000	117,000
		243,740
Business services/office equipment—0.07%
West Corp.
7.875%, due 01/15/19	120,000	125,400
11.000%, due 10/15/16[1]	50,000	52,000
		177,400
Cable—0.06%
Comcast Corp.
6.300%, due 11/15/17	60,000	73,153
6.950%, due 08/15/37	60,000	81,349
		154,502
Chemicals—0.34%
Airgas, Inc.
2.375%, due 02/15/20	80,000	80,414
Celanese US Holdings LLC
5.875%, due 06/15/21	145,000	158,412
Ineos Group Holdings PLC
8.500%, due 02/15/16[1,2]	100,000	101,625
LyondellBasell Industries NV
6.000%, due 11/15/21	250,000	293,750
Montell America Finance Co.
8.100%, due 03/15/27[2]	100,000	132,000
Valspar Corp.
4.200%, due 01/15/22	100,000	108,984
		875,185
Coal—0.05%
Arch Coal, Inc.
8.750%, due 08/01/16[1]	25,000	25,500
9.875%, due 06/15/19[1,2]	100,000	98,750
		124,250
Commercial services—0.11%
Interactive Data Corp.
10.250%, due 08/01/18	5,000	5,669
RR Donnelley & Sons Co.
7.875%, due 03/15/21	100,000	99,500
The ADT Corp.
3.500%, due 07/15/22[2]	120,000	117,386
United Rentals North America, Inc.
5.750%, due 07/15/18	50,000	53,813
		276,368
Consumer products—0.10%
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC/Reynolds Group
Issuer (Luxembourg) S.A.
7.875%, due 08/15/19	100,000	110,500
9.875%, due 08/15/19	125,000	136,875
		247,375
Consumer services—0.01%
Avis Budget Car Rental/Avis
Budget Finance, Inc.
9.625%, due 03/15/18	20,000	22,100
Diversified manufacturing—0.08%
Bombardier, Inc.
7.750%, due 03/15/20[2]	125,000	142,187
SPX Corp.
7.625%, due 12/15/14	65,000	71,094
		213,281
Electric-generation—0.28%
Calpine Corp.
7.875%, due 07/31/20[2]	113,000	124,583
Energy Future Intermediate Holding
Co. LLC/EFIH Finance, Inc.
10.000%, due 12/01/20	85,000	96,475
NRG Energy, Inc.
7.625%, due 05/15/19	50,000	53,750
8.250%, due 09/01/20	125,000	141,406
8.500%, due 06/15/19	80,000	89,000
The AES Corp.
8.000%, due 06/01/20	175,000	203,437
		708,651
Electric-integrated—0.15%
E.ON International Finance BV
5.800%, due 04/30/18[2]	80,000	95,878
MidAmerican Energy Holdings Co.
5.950%, due 05/15/37	100,000	123,650
Southern California Edison Co.
4.050%, due 03/15/42	25,000	25,613
Southwestern Electric Power Co.
3.550%, due 02/15/22	105,000	109,182
Texas Competitive Electric Holdings
Co. LLC/TCEH Finance, Inc.
11.500%, due 10/01/20[2]	25,000	18,750
		373,073
Electronics—0.08%
Freescale Semiconductor, Inc.
9.250%, due 04/15/18[2]	25,000	27,500
10.750%, due 08/01/20	60,000	67,050
KEMET Corp.
10.500%, due 05/01/18	25,000	26,000
Sanmina-SCI Corp.
7.000%, due 05/15/19[1,2]	90,000	92,925
		213,475

16

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Energy-exploration & production—0.51%
Alta Mesa Holdings/Alta Mesa Finance
Services Corp.
9.625%, due 10/15/18	$100,000	$104,500
Antero Resources Finance Corp.
6.000%, due 12/01/20[2]	100,000	103,750
Apache Corp.
5.250%, due 02/01/42	90,000	99,946
Berry Petroleum Co.
6.750%, due 11/01/20	50,000	53,250
Forest Oil Corp.
7.250%, due 06/15/19[1]	75,000	75,562
Helix Energy Solutions
9.500%, due 01/15/16[2]	58,000	59,595
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[2]	25,000	27,562
8.000%, due 02/15/20[2]	20,000	21,950
Linn Energy LLC/Linn Energy Finance Corp.
7.750%, due 02/01/21	50,000	54,000
8.625%, due 04/15/20	175,000	193,594
Plains Exploration & Production Co.
6.125%, due 06/15/19	113,000	124,865
Quicksilver Resources, Inc.
7.125%, due 04/01/16	50,000	40,500
11.750%, due 01/01/16	30,000	30,150
Range Resources Corp.
5.750%, due 06/01/21	25,000	26,625
7.250%, due 05/01/18	25,000	26,125
8.000%, due 05/15/19	175,000	192,500
SandRidge Energy, Inc.
8.750%, due 01/15/20	45,000	48,375
Swift Energy Co.
7.875%, due 03/01/22	25,000	26,063
		1,308,912
Energy-independent—0.26%
Anadarko Petroleum Corp.
5.950%, due 09/15/16	110,000	126,480
6.450%, due 09/15/36	85,000	104,260
Key Energy Services, Inc.
6.750%, due 03/01/21	75,000	76,500
Marathon Oil Corp.
6.600%, due 10/01/37	35,000	43,573
Petrohawk Energy Corp.
7.250%, due 08/15/18	240,000	268,934
Whiting Petroleum Corp.
6.500%, due 10/01/18	50,000	53,750
		673,497
Energy-integrated—0.06%
ConocoPhillips
6.500%, due 02/01/39	55,000	75,635
Petro-Canada
6.800%, due 05/15/38	50,000	66,051
		141,686
Energy-oilfield services—0.09%
PetroBakken Energy Ltd.
8.625%, due 02/01/20[2]	100,000	102,000
Transocean, Inc.
3.800%, due 10/15/22	75,000	74,949
6.800%, due 03/15/38	50,000	57,225
		234,174
Energy-refining & marketing—0.29%
Tesoro Corp.
4.250%, due 10/01/17	200,000	208,000
5.375%, due 10/01/22	200,000	208,000
9.750%, due 06/01/19	55,000	62,288
Valero Energy Corp.
6.625%, due 06/15/37	115,000	141,132
7.500%, due 04/15/32	90,000	115,416
		734,836
Finance-captive automotive—0.01%
AmeriGas Finance LLC/AmeriGas
Finance Corp.
6.750%, due 05/20/20	35,000	37,713
Finance-diversified—0.11%
Merrill Lynch & Co., Inc.
5.000%, due 01/15/15	175,000	186,571
Merrill Lynch & Co., Inc. MTN
6.875%, due 04/25/18	75,000	90,922
		277,493
Finance-noncaptive diversified—0.29%
Ally Financial, Inc.
5.500%, due 02/15/17	50,000	54,209
6.750%, due 12/01/14	100,000	107,500
8.000%, due 03/15/20	175,000	214,812
8.300%, due 02/12/15	200,000	222,500
General Electric Capital Corp.
6.750%, due 03/15/32	120,000	153,585
		752,606
Finance-other—0.25%
Caterpillar Financial Services Corp.
2.850%, due 06/01/22	105,000	107,072
FTI Consulting, Inc.
6.750%, due 10/01/20	25,000	26,563
General Electric Capital Corp. MTN
4.650%, due 10/17/21	100,000	112,865
Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
8.000%, due 01/15/18	75,000	80,344
International Lease Finance Corp.
7.125%, due 09/01/18[2]	100,000	116,875
8.625%, due 09/15/15[7]	105,000	119,437
SquareTwo Financial Corp.
11.625%, due 04/01/17[1]	75,000	76,312
		639,468

17

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Food—0.10%
Kraft Foods Group, Inc.
5.000%, due 06/04/42	$100,000	$109,149
Michael Foods, Inc.
9.750%, due 07/15/18	100,000	111,250
Viskase Cos., Inc.
9.875%, due 01/15/18[2]	40,000	41,800
		262,199
Food/beverage—0.06%
Anheuser-Busch InBev Worldwide, Inc.
2.500%, due 07/15/22	65,000	63,729
8.200%, due 01/15/39	60,000	96,067
		159,796
Gaming—0.39%
Caesars Entertainment Operating Co., Inc.
5.625%, due 06/01/15	100,000	92,250
10.000%, due 12/15/15	85,000	77,350
10.000%, due 12/15/18	100,000	66,000
11.250%, due 06/01/17	55,000	58,506
CityCenter Holdings LLC/CityCenter
Finance Corp.
10.750%, due 01/15/17[1,8]	152,874	168,926
Marina District Finance Co., Inc.
9.500%, due 10/15/15[1]	35,000	35,984
MGM Resorts International
10.000%, due 11/01/16	220,000	261,800
Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15[2]	125,000	124,063
Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15[9]	40,000	35,800
Yonkers Racing Corp.
11.375%, due 07/15/16[2]	80,000	86,400
		1,007,079
Gas distributors—0.13%
Ferrellgas Partners LP
8.625%, due 06/15/20	26,000	26,390
9.125%, due 10/01/17	20,000	21,500
National Fuel Gas Co.
3.750%, due 03/01/23	105,000	106,387
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, due 03/15/18	45,000	47,250
Sempra Energy
9.800%, due 02/15/19	90,000	127,166
		328,693
Gas pipelines—0.52%
Crosstex Energy LP/Crosstex Energy
Finance Corp.
8.875%, due 02/15/18	80,000	86,200
El Paso Pipeline Partners
Operating Co. LLC
5.000%, due 10/01/21	85,000	94,866
Energy Transfer Partners LP
5.200%, due 02/01/22	240,000	269,709
9.000%, due 04/15/19	140,000	185,637
Kinder Morgan Energy Partners LP
3.500%, due 09/01/23	80,000	81,048
3.950%, due 09/01/22	195,000	206,816
6.500%, due 09/01/39	55,000	66,504
MarkWest Energy Partners LP/MarkWest
Energy Finance Corp.
6.750%, due 11/01/20	55,000	60,225
Sonat, Inc.
7.000%, due 02/01/18	150,000	164,936
Spectra Energy Capital LLC
3.300%, due 03/15/23	120,000	119,409
		1,335,350
Health care—0.32%
Capella Healthcare, Inc.
9.250%, due 07/01/17	10,000	10,775
CHS/Community Health Systems, Inc.
7.125%, due 07/15/20	175,000	188,563
CVS Caremark Corp.
6.125%, due 09/15/39	60,000	75,688
ExamWorks Group, Inc.
9.000%, due 07/15/19	70,000	75,425
HCA, Inc.
7.500%, due 02/15/22	145,000	166,750
8.500%, due 04/15/19	120,000	132,900
Multiplan, Inc.
9.875%, due 09/01/18[2]	125,000	138,750
United Surgical Partners
International, Inc.
9.000%, due 04/01/20	25,000	28,125
US Oncology, Inc., Escrow
(related to 9.125% bond,
due 08/15/17)[10]	30,000	675
		817,651
Home construction—0.09%
D.R. Horton, Inc.
4.375%, due 09/15/22	100,000	98,750
Standard Pacific Corp.
8.375%, due 01/15/21	75,000	89,063
10.750%, due 09/15/16	25,000	31,125
Toll Brothers Finance Corp.
8.910%, due 10/15/17	10,000	12,501
		231,439

18

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Industrial-other—0.05%
Iron Mountain, Inc.
8.000%, due 06/15/20	$115,000	$121,181
Insurance-life—0.26%
American International Group, Inc.
3.000%, due 03/20/15	90,000	93,576
8.250%, due 08/15/18	110,000	143,364
Hartford Financial Services Group, Inc.
5.950%, due 10/15/36	50,000	58,475
Principal Financial Group, Inc.
8.875%, due 05/15/19	110,000	149,234
Prudential Financial, Inc.
7.375%, due 06/15/19	175,000	224,366
		669,015
Insurance-multiline—0.05%
Prudential Financial, Inc. MTN
6.625%, due 12/01/37	100,000	126,626
Insurance-personal & casualty—0.09%
Berkshire Hathaway Finance Corp.
3.000%, due 05/15/22	40,000	40,813
Liberty Mutual Group, Inc.
7.800%, due 03/15/37[2]	25,000	28,813
10.750%, due 06/15/58[2,5]	70,000	106,925
XL Group PLC, Series E
6.500%, due 04/15/17[5,6]	50,000	48,750
		225,301
Leisure—0.16%
Brunswick Corp.
11.250%, due 11/01/16[2]	25,000	27,875
Royal Caribbean Cruises Ltd.
7.250%, due 06/15/16	300,000	339,000
7.500%, due 10/15/27[1]	40,000	45,400
		412,275
Lodging—0.08%
Diamond Resorts Corp.
12.000%, due 08/15/18	110,000	121,000
Felcor Lodging LP
6.750%, due 06/01/19	25,000	26,859
Host Hotels & Resorts LP
4.750%, due 03/01/23	50,000	53,625
		201,484
Machinery-agriculture & construction—0.08%
Case New Holland, Inc.
7.875%, due 12/01/17	105,000	123,244
The Manitowoc Co., Inc.
8.500%, due 11/01/20	75,000	84,656
		207,900
Media-broadcast/outdoor—0.04%
Clear Channel Communications, Inc.
10.750%, due 08/01/16	35,000	26,075
News America, Inc.
6.200%, due 12/15/34	45,000	53,668
Nexstar Broadcasting, Inc./Mission
Broadcasting, Inc.
8.875%, due 04/15/17	25,000	27,500
		107,243
Media-cable—0.42%
Cablevision Systems Corp.
8.625%, due 09/15/17	190,000	220,400
CSC Holdings LLC
8.625%, due 02/15/19	25,000	29,812
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc.
6.000%, due 08/15/40	100,000	104,304
DISH DBS Corp.
7.875%, due 09/01/19	220,000	260,425
Time Warner Cable, Inc.
6.550%, due 05/01/37	40,000	46,294
6.750%, due 07/01/18	165,000	202,022
Time Warner, Inc.
6.100%, due 07/15/40	45,000	52,648
UPCB Finance V Ltd.
7.250%, due 11/15/21[2]	150,000	165,000
		1,080,905
Media-diversified—0.02%
Entravision Communications Corp.
8.750%, due 08/01/17	42,000	45,675
Media-non cable—0.06%
Gannett Co., Inc.
8.750%, due 11/15/14	25,000	27,875
Intelsat Jackson Holdings SA
7.250%, due 10/15/20	75,000	80,438
Sinclair Television Group, Inc.
8.375%, due 10/15/18	50,000	55,750
		164,063
Media-publishing—0.08%
The McClatchy Co.
9.000%, due 12/15/22[2]	200,000	211,500
Metals & mining—0.29%
AngloGold Ashanti Holdings PLC
5.375%, due 04/15/20	70,000	73,953
ArcelorMittal
6.750%, due 02/25/22[7]	100,000	110,111
CONSOL Energy, Inc.
8.000%, due 04/01/17	45,000	48,937
Murray Energy Corp.
10.250%, due 10/15/15[2]	125,000	125,625

19

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Novelis, Inc.
8.375%, due 12/15/17	$50,000	$54,625
Peabody Energy Corp.
7.375%, due 11/01/16	50,000	57,000
Southern Copper Corp.
3.500%, due 11/08/22	115,000	115,108
Teck Resources Ltd.
6.250%, due 07/15/41	25,000	27,722
Vale Overseas Ltd.
4.375%, due 01/11/22	95,000	98,866
6.875%, due 11/21/36	35,000	41,287
		753,234
Metals/mining excluding steel—0.06%
FMG Resources (August 2006) Pty Ltd.
8.250%, due 11/01/19[1,2]	50,000	55,250
Inmet Mining Corp.
8.750%, due 06/01/20[2]	70,000	76,125
Penn Virginia Resource Partners
LP/Penn Virginia Resource
Finance Corp. II
8.375%, due 06/01/20[2]	25,000	26,375
		157,750
Oil & gas—0.14%
BreitBurn Energy Partners LP/BreitBurn
Finance Corp.
7.875%, due 04/15/22	100,000	106,250
Petrobras International Finance Co.
2.875%, due 02/06/15	85,000	86,557
5.375%, due 01/27/21	140,000	152,837
		345,644
Oil field equipment & services—0.12%
Offshore Group Investment Ltd.
7.500%, due 11/01/19[2]	200,000	206,250
SESI LLC
7.125%, due 12/15/21	85,000	94,138
		300,388
Oil refining & marketing—0.03%
Phillips 66
4.300%, due 04/01/22	75,000	82,642
Packaging & containers—0.18%
Ardagh Packaging Finance PLC
9.125%, due 10/15/20[2]	200,000	219,000
Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16	100,000	115,000
Sealed Air Corp.
8.375%, due 09/15/21[2]	100,000	114,000
		448,000
Paper & forest products—0.04%
Boise Paper Holdings LLC/Boise
Finance Co.
9.000%, due 11/01/17	15,000	16,219
Georgia-Pacific LLC
8.875%, due 05/15/31	35,000	52,408
Mercer International, Inc.
9.500%, due 12/01/17	35,000	37,975
		106,602
Pharmaceuticals—0.37%
AbbVie, Inc.
2.900%, due 11/06/22[2]	120,000	119,917
ConvaTec Healthcare SA
10.500%, due 12/15/18[2]	200,000	221,750
Grifols, Inc.
8.250%, due 02/01/18	70,000	76,825
Mylan, Inc.
7.625%, due 07/15/17[2]	50,000	55,805
Teva Pharmaceutical Finance Co. BV
2.400%, due 11/10/16	125,000	130,854
Teva Pharmaceutical Finance IV BV
3.650%, due 11/10/21	90,000	95,728
Valeant Pharmaceuticals International
7.000%, due 10/01/20[2]	150,000	163,687
Warner Chilcott Co. LLC/Warner
Chilcott Finance LLC
7.750%, due 09/15/18	30,000	32,400
Zoetis, Inc.
3.250%, due 02/01/23[2]	40,000	40,238
		937,204
Railroads—0.03%
Burlington Northern Santa Fe LLC
6.150%, due 05/01/37	25,000	31,562
Norfolk Southern Corp.
3.250%, due 12/01/21	50,000	52,120
		83,682
Real estate investment trusts—0.10%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17	50,000	54,187
Developers Diversified Realty Corp.
9.625%, due 03/15/16	70,000	85,540
DuPont Fabros Technology LP
8.500%, due 12/15/17	75,000	81,469
ERP Operating LP
4.750%, due 07/15/20	35,000	39,417
		260,613
Retail-discount—0.01%
Target Corp.
7.000%, due 01/15/38	25,000	35,646

20

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Retail-specialty—0.20%
Burlington Coat Factory
Warehouse Corp.
10.000%, due 02/15/19	$75,000	$82,687
Ingles Markets, Inc.
8.875%, due 05/15/17	70,000	73,675
Limited Brands, Inc.
8.500%, due 06/15/19	45,000	55,125
Michaels Stores, Inc.
11.375%, due 11/01/16[1]	50,000	52,251
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[1,2]	60,000	66,150
QVC, Inc.
7.500%, due 10/01/19[2]	75,000	82,777
Rite Aid Corp.
9.250%, due 03/15/20	25,000	28,000
YCC Holdings LLC/Yankee
Finance, Inc.
10.250%, due 02/15/16[8]	75,000	77,344
		518,009
Software/services—0.06%
Ceridian Corp.
11.250%, due 11/15/15[7]	50,000	51,250
Flextronics International Ltd.
5.000%, due 02/15/23[2]	50,000	50,250
MedAssets, Inc.
8.000%, due 11/15/18	50,000	54,750
		156,250
Steel producers/products—0.04%
Severstal Columbus LLC
10.250%, due 02/15/18	50,000	53,750
US Steel Corp.
7.375%, due 04/01/20	50,000	51,625
		105,375
Support-services—0.03%
Iron Mountain, Inc.
8.375%, due 08/15/21	70,000	76,825
Technology-hardware—0.18%
CDW LLC/CDW Finance Corp.
12.535%, due 10/12/17	78,000	83,752
Equinix, Inc.
5.375%, due 04/01/23	100,000	100,000
7.000%, due 07/15/21	50,000	54,875
8.125%, due 03/01/18	75,000	83,062
Jabil Circuit, Inc.
8.250%, due 03/15/18	25,000	30,063
Seagate HDD Cayman
7.000%, due 11/01/21	50,000	54,250
7.750%, due 12/15/18	50,000	54,563
		460,565
Technology-software—0.08%
Epicor Software Corp.
8.625%, due 05/01/19	15,000	16,163
First Data Corp.
9.875%, due 09/24/15[1]	75,000	77,156
11.250%, due 03/31/16[1]	100,000	98,875
		192,194
Telecom-satellite—0.09%
Intelsat Bermuda Ltd.
11.250%, due 02/04/17	210,000	223,125
Telecom-wireless—0.32%
America Movil SAB de CV
3.125%, due 07/16/22	40,000	39,796
5.000%, due 03/30/20	135,000	153,574
Clearwire Communications
LLC/Clearwire Finance, Inc.
12.000%, due 12/01/15[2]	25,000	27,063
Cricket Communications, Inc.
7.750%, due 05/15/16	50,000	52,560
Crown Castle International Corp.
5.250%, due 01/15/23[2]	100,000	102,500
Rogers Communications, Inc.
3.000%, due 03/15/23	120,000	119,814
SBA Telecommunications, Inc.
8.250%, due 08/15/19	49,000	54,145
Sprint Capital Corp.
6.900%, due 05/01/19	100,000	108,750
Wind Acquisition Finance SA
11.750%, due 07/15/17[2]	140,000	147,350
		805,552
Telephone-integrated—0.48%
AT&T, Inc.
1.600%, due 02/15/17	150,000	151,829
6.500%, due 09/01/37	80,000	99,894
CenturyLink, Inc.
6.450%, due 06/15/21	100,000	106,663
Embarq Corp.
7.995%, due 06/01/36	50,000	53,049
Frontier Communications Corp.
7.875%, due 04/15/15	20,000	22,200
8.500%, due 04/15/20	75,000	84,375
9.000%, due 08/15/31	45,000	46,350
Level 3 Communications, Inc.
11.875%, due 02/01/19	25,000	28,875
Level 3 Financing, Inc.
8.625%, due 07/15/20	25,000	27,750
10.000%, due 02/01/18	125,000	138,125
Motorola Solutions, Inc.
3.500%, due 03/01/23	60,000	59,064
PAETEC Holding Corp.
9.875%, due 12/01/18	65,000	74,425

21

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Security description	Face amount	Value
Corporate bonds—(concluded)
Telephone-integrated—(concluded)
Sprint Nextel Corp.
6.000%, due 12/01/16	$90,000	$97,200
8.375%, due 08/15/17	75,000	87,000
9.000%, due 11/15/18[2]	25,000	31,000
9.125%, due 03/01/17	25,000	29,531
Videotron Ltee
5.000%, due 07/15/22	35,000	35,613
Virgin Media Secured Finance PLC
6.500%, due 01/15/18	50,000	53,375
		1,226,318
Theaters & entertainment—0.02%
AMC Entertainment, Inc.
9.750%, due 12/01/20	50,000	57,625
Tobacco—0.24%
Altria Group, Inc.
9.950%, due 11/10/38	65,000	108,100
Imperial Tobacco Finance PLC
3.500%, due 02/11/23[2]	130,000	131,546
Philip Morris International, Inc.
2.900%, due 11/15/21	150,000	154,802
Reynolds American, Inc.
3.250%, due 11/01/22	120,000	119,327
7.625%, due 06/01/16	80,000	95,297
		609,072
Transportation services—0.09%
Marquette Transportation
Co./Marquette Transportation
Finance Corp.
10.875%, due 01/15/17	50,000	53,188
Navios Maritime Acquisition Corp./
Navios Acquisition Finance US, Inc.
8.625%, due 11/01/17	75,000	75,000
Ryder System, Inc.
2.350%, due 02/26/19	95,000	95,511
		223,699
Total corporate bonds
(cost—$27,853,667)		29,184,950
Municipal bonds and notes—0.31%
California—0.18%
California (Build America Bonds)
7.550%, due 04/01/39	230,000	333,831
Los Angeles Unified School District
(Build America Bonds)
6.758%, due 07/01/34	100,000	134,610
		468,441
Illinois—0.13%
Chicago Transit Authority Sales &
Transfer Tax Receipts Revenue,
Taxable Pension Funding, Series A,
6.899%, due 12/01/40	55,000	67,882
Illinois Taxable Pension
5.100%, due 06/01/33	125,000	123,892
State of Illinois
5.877%, due 03/01/19	115,000	132,160
		323,934
Total municipal bonds and notes
(cost—$751,166)		792,375
Repurchase agreement—19.41%
Repurchase agreement dated
02/28/13 with State Street Bank and
Trust Co., 0.010% due 03/01/13,
collateralized by $4,336,240
Federal Home Loan Mortgage Corp.
obligations, 2.000% due 01/30/23
and $46,352,583 US Treasury Notes,
0.250% due 01/31/14 to 08/31/14;
(value—$50,648,714); proceeds:
$49,655,014 (cost—$49,655,000)	49,655,000	49,655,000

	Shares
Investment of cash collateral from securities loaned—2.05%
Money market fund—2.05%
UBS Private Money Market Fund LLC[4]
(cost—$5,244,954)	5,244,954	5,244,954
Total investments
(cost—$241,934,279)—103.06%		263,698,393
Liabilities in excess of other
assets—(3.06)%		(7,821,994)
Net assets—100.00%		$255,876,399

22

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms, and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

Aggregate cost for federal income tax purposes was substantially the same for book purposes and net unrealized appreciation consisted of:

Gross unrealized appreciation	$24,650,403
Gross unrealized depreciation	(2,886,289)
Net unrealized appreciation	$21,764,114

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
43	Ultra Long-Term US Treasury Bond Futures	June 2013	$6,837,331	$6,794,000	$(43,331)
140	US Treasury Note 2 Year Futures	June 2013	30,864,680	30,865,625	945
Index futures buy contracts:
490	S&P 500 E-Mini Index Futures	March 2013	34,713,515	37,075,850	2,362,335
			$72,415,526	$74,735,475	$2,319,949

			Proceeds
US Treasury futures sell contracts:
29	US Treasury Note 10 Year Futures	June 2013	$3,810,065	$3,814,859	$(4,794)
					$2,315,155

Inflation-linked swap9

			Rate type
Counterparty	Notional amount (000)	Termination date	Payment made by the Fund[11]	Payment received by the Fund[11]	Value	Unrealized appreciation
			US Consumer Price
DB	USD 12,800	11/02/22	Index at termination	2.770% at termination	$81,479	$81,479

Interest rate swap

			Rate type
Counterparty	Notional amount (000)	Termination date	Payment made by the Fund[11]	Payment received by the Fund[11]	Upfront payment received/(made)	Value	Unrealized depreciation
BB	USD 36,160	03/31/15	0.420%	3 Month USD LIBOR	$—	$(4,793)	$(4,793)

23

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of February 28, 2013 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$132,783,110	$—	$—	$132,783,110
Preferred stock	—	4,865	—	4,865
Investment companies	144,736	11,310,480	—	11,455,216
US government obligations	—	12,070,355	—	12,070,355
Mortgage & agency debt securities	—	17,262,242	—	17,262,242
Collateralized mortgage obligations	—	1,473,135	—	1,473,135
Commercial mortgage-backed securities	—	3,772,191	—	3,772,191
Corporate bonds	—	29,184,275	675	29,184,950
Municipal bonds & notes	—	792,375	—	792,375
Repurchase agreement	—	49,655,000	—	49,655,000
Investment of cash collateral from securities loaned	—	5,244,954	—	5,244,954
Futures contracts, net	2,315,155	—	—	2,315,155
Swap agreements, net	—	76,686	—	76,686
Total	$135,243,001	$130,846,558	$675	$266,090,234

At February 28, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six months ended February 28, 2013:

	Corporate bonds	Total
Beginning balance	$659	$659
Purchases	—	—
Sales	0	0
Accrued discounts/(premiums)	62	62
Total realized gain/(loss)	(585,000)	(585,000)
Net change in unrealized appreciation/depreciation	584,954	584,954
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$675	$675

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at February 28, 2013 was $75.

24

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	95.2%
British Virgin Islands	0.6
Curacao	0.5
Netherlands	0.4
Bermuda	0.4
Cayman Islands	0.4
Switzerland	0.3
Luxembourg	0.3
Israel	0.3
Canada	0.3
United Kingdom	0.3
Panama	0.2
Singapore	0.2
Liberia	0.1
Ireland	0.1
Australia	0.1
Mexico	0.1
Brazil	0.1
Venezuela	0.1
Argentina	0.0	#
Spain	0.0	#
Marshall Islands	0.0	#
Isle of Man	0.0	#
Puerto Rico	0.0	#
Total	100.0%

# Amount represents less than 0.05%.

Portfolio footnotes
*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Security, or portion thereof, was on loan at February 28, 2013.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.88% of net assets as of February 28, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Cumulative preferred stock. The next call date is April 1, 2013.
[4]	Investment in affiliated company. See notes to financial statements for additional information.
[5]	Variable or floating rate security. The interest rate shown is the current rate as of February 28, 2013 and changes periodically.
[6]	Perpetual bond security. The maturity date reflects the next call date.
[7]	Step bond that converts to the noted fixed rate at a designated future date.
[8]	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[9]	Illiquid security and other instrument representing 0.05% of net assets as of February 28, 2013.
[10]	Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.
[11]	Payments made/received are based on the notional amount.

25

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2013 (unaudited)

Fund acronyms
ADR	American Depositary Receipt
BDC	Business Development Company
FDIC	Federal Deposit Insurance Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Currency abbreviation
USD	United States Dollar

Counterparty acronym
BB	Barclays Bank PLC
DB	Deutsche Bank AG

26	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of assets and liabilities
February 28, 2013 (unaudited)

Assets:
Investments in unaffiliated securities, at value (cost—$177,987,406)[1]	$197,487,959
Investments in affiliated securities, at value (cost—$14,291,873)	16,555,434
Repurchase agreements, at value (cost—$49,655,000)	49,655,000
Total investments in securities, at value (cost—$241,934,279)	$263,698,393
Cash	120,545
Cash collateral on futures	733,420
Receivable for investments sold	3,682,920
Receivable for shares of beneficial interest sold	25,671
Receivable for dividends and interest	647,877
Receivable for variation margin on futures contracts	2,316,524
Receivable for foreign tax reclaims	1,486
Swap agreements, at value	81,479
Other assets	29,198
Total assets	271,337,513

Liabilities:
Payable for investments purchased	9,531,670
Payable for cash collateral from securities loaned	5,244,954
Payable for shares of beneficial interest repurchased	338,457
Payable to affiliates	183,839
Swap agreements, at value	4,793
Payable for foreign withholding taxes	1,338
Accrued expenses and other liabilities	156,063
Total liabilities	15,461,114

Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	333,927,786
Accumulated undistributed net investment income	573,725
Accumulated net realized loss	(102,781,067)
Net unrealized appreciation	24,155,955
Net assets	$255,876,399

Class A
Net assets	$167,873,634
Shares outstanding	5,268,049
Net asset value per share	$31.87
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$33.72

Class C
Net assets	$69,215,918
Shares outstanding	2,207,909
Net asset value and offering price per share	$31.35

Class Y
Net assets	$18,786,847
Shares outstanding	582,236
Net asset value and offering price per share	$32.27

[1]	Includes $5,039,374 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements	27

UBS U.S. Allocation Fund
Statement of operations

For the six months ended February 28, 2013 (unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $1,937)	$928,546
Interest (net of foreign withholding taxes of $20)	1,173,222
Securities lending income (includes $1,761 earned from an affiliated entity)	15,369
2,117,137

Expenses:
Investment management and administration fees	638,231
Service fees—Class A	210,948
Service and distribution fees—Class C	344,049
Transfer agency and related services fees—Class A	93,670
Transfer agency and related services fees—Class C	40,247
Transfer agency and related services fees—Class Y	7,099
Professional fees	76,912
Custody and accounting fees	55,510
Reports and notices to shareholders	38,769
State registration fees	26,471
Trustees’ fees	8,478
Insurance fees	2,149
Other expenses	12,954
Total expenses	1,555,487
Net investment income	561,650

Net realized and unrealized gains (losses)
from investment activities:
Net realized gains (losses) from:
Investments in unaffiliated issuers	5,925,146
Futures	1,261,804
Swaps	(58,923)
Net realized gain	7,128,027
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	5,631,382
Investments in affiliated issuers	223,950
Futures	1,795,830
Swaps	108,553
Net change in unrealized appreciation/depreciation	7,759,715
Net realized and unrealized gain from investment activities	14,887,742
Net increase in net assets resulting from operations	$15,449,392

28	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of changes in net assets

	For the six months ended February 28, 2013 (unaudited)	For the year ended August 31, 2012
From operations:
Net investment income	$561,650	$920,589
Net realized gains	7,128,027	13,731,479
Net change in unrealized appreciation	7,759,715	13,758,648
Net increase in net assets resulting from operations	15,449,392	28,410,716
Dividends to shareholders from:
Net investment income—Class A	(857,187)	(1,853,059)
Net investment income—Class C	—	(166,185)
Net investment income—Class Y	(139,744)	(259,667)
Total dividends to shareholders	(996,931)	(2,278,911)
From beneficial interest transactions:
Net proceeds from shares sold	1,198,410	4,392,621
Cost of shares repurchased	(23,025,154)	(44,535,126)
Proceeds from dividends reinvested	906,535	2,065,080
Net decrease in net assets from beneficial interest transactions	(20,920,209)	(38,077,425)
Redemption fees	8	511
Net decrease in net assets	(6,467,740)	(11,945,109)
Net assets:
Beginning of period	262,344,139	274,289,248
End of period	$255,876,399	$262,344,139
Accumulated undistributed net investment income	$573,725	$1,009,006

See accompanying notes to financial statements	29

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended February 28, 2013	Years ended August 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$30.13	$27.34	$24.16	$22.96	$28.83	$32.53
Net investment income[1]	0.09	0.15	0.25	0.32	0.46	0.70
Net realized and unrealized gains (losses)	1.81	2.94	3.34	1.47	(5.65)	(3.57)
Net increase (decrease) from operations	1.90	3.09	3.59	1.79	(5.19)	(2.87)
Dividends from net investment income	(0.16)	(0.30)	(0.41)	(0.59)	(0.68)	(0.83)
Net asset value, end of period	$31.87	$30.13	$27.34	$24.16	$22.96	$28.83
Total investment return[2]	6.32%	11.42%	14.85%	7.75%	(17.49)%	(9.02)%
Ratios to average net assets:
Expenses before fee waivers	1.03%[3]	1.03%	1.02%	1.03%	1.05%	0.95%
Expenses after fee waivers	1.03%[3]	1.03%	1.02%	1.03%	1.05%	0.93%
Net investment income	0.62%[3]	0.53%	0.92%	1.30%	2.26%	2.28%
Supplemental data:
Net assets, end of period (000’s)	$167,874	$173,218	$178,780	$190,007	$221,983	$344,910
Portfolio turnover	72%	150%	157%	138%	111%	98%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3] Annualized.

30	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	Six months ended February 28, 2013	Years ended August 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$29.60	$26.83	$23.70	$22.55	$28.19	$31.80
Net investment income (loss)[1]	(0.02)	(0.06)	0.04	0.13	0.30	0.46
Net realized and unrealized gains (losses)	1.77	2.89	3.28	1.43	(5.50)	(3.50)
Net increase (decrease) from operations	1.75	2.83	3.32	1.56	(5.20)	(3.04)
Dividends from net investment income	—	(0.06)	(0.19)	(0.41)	(0.44)	(0.57)
Net asset value, end of period	$31.35	$29.60	$26.83	$23.70	$22.55	$28.19
Total investment return[2]	5.91%	10.59%	14.00%	6.90%	(18.10)%	(9.70)%
Ratios to average net assets:
Expenses before fee waivers	1.79%[3]	1.79%	1.77%	1.78%	1.80%	1.70%
Expenses after fee waivers	1.79%[3]	1.79%	1.77%	1.78%	1.80%	1.68%
Net investment income (loss)	(0.13)%[3]	(0.23)%	0.16%	0.55%	1.51%	1.53%
Supplemental data:
Net assets, end of period (000’s)	$69,216	$70,215	$74,702	$79,561	$94,818	$147,945
Portfolio turnover	72%	150%	157%	138%	111%	98%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3] Annualized.

See accompanying notes to financial statements	31

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Six months ended February 28, 2013	Years ended August 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$30.54	$27.72	$24.51	$23.29	$29.27	$33.03
Net investment income[1]	0.14	0.24	0.34	0.41	0.55	0.81
Net realized and unrealized gains (losses)	1.83	2.97	3.37	1.49	(5.75)	(3.62)
Net increase (decrease) from operations	1.97	3.21	3.71	1.90	(5.20)	(2.81)
Dividends from net investment income	(0.24)	(0.39)	(0.50)	(0.68)	(0.78)	(0.95)
Net asset value, end of period	$32.27	$30.54	$27.72	$24.51	$23.29	$29.27
Total investment return[2]	6.47%	11.74%	15.17%	8.13%	(17.16)%	(8.69)%
Ratios to average net assets:
Expenses before fee waivers	0.75%[3]	0.75%	0.73%	0.70%	0.65%	0.61%
Expenses after fee waivers	0.75%[3]	0.75%	0.73%	0.70%	0.65%	0.59%
Net investment income	0.90%[3]	0.81%	1.20%	1.63%	2.65%	2.62%
Supplemental data:
Net assets, end of period (000’s)	$18,787	$18,911	$19,287	$24,955	$34,630	$46,994
Portfolio turnover	72%	150%	157%	138%	111%	98%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3] Annualized.

32	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

The Fund offers Class A, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through February 28, 2013 pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings.

Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but

33

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

34

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund may enter into derivative contracts that may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The Advisor is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the six months ended February 28, 2013.

At February 28, 2013, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives
	Interest rate risk	Equity risk	Total
Futures contracts[1]	$945	$2,362,335	$2,363,280
Swap agreements[2]	81,479	—	81,479
Total value	$82,424	$2,362,335	$2,444,759

Liability derivatives
	Interest rate risk	Equity risk	Total
Futures contracts[1]	$(48,125)	$—	$(48,125)
Swap agreements[2]	(4,793)	—	(4,793)
Total value	$(52,918)	$—	$(52,918)

[1] Futures contracts are reported in the table above using the cumulative appreciation (depreciation) as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received or paid, if any, is reported within the Statement of assets and liabilities.
[2] In the Statement of assets and liabilities, swap agreements are shown at value.

35

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Net realized and unrealized gains (losses) from derivative instruments during the six months ended February 28, 2013, were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[3]
Futures contracts	$(161,821)	$1,423,625	$1,261,804
Swap agreements	(58,923)	—	(58,923)
Options purchased[4]	—	(606,608)	(606,608)
Total net realized gain (loss)	$(220,744)	$817,017	$596,273
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(122,032)	$1,917,862	$1,795,830
Swap agreements	108,553	—	108,553
Total net change in unrealized appreciation/depreciation	$(13,479)	$1,917,862	$1,904,383

[3] The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures and swaps.
[4] Net realized loss is included in net realized gains (losses) from investments in unaffiliated issuers in the Statement of operations.
[5] The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/ depreciation of futures and swaps.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the Act and Rule 17d-1 thereunder.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

36

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Investment transactions, investment income and expenses
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Securities traded on to-be-announced basis
The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Purchased options
The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as fund holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts
The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of

37

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of interest rate swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country, state or region.

38

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Investment advisor and administrator fees and other transactions with affiliates
The Board has approved an Investment Advisory and Administration Contract (the “Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the six months ended February 28, 2013, UBS Global AM did not waive any investment advisory and administration fees. At February 28, 2013, the Fund owed UBS Global AM $98,250 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class Y shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2013. The Fund will repay UBS Global AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2012, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the six months ended February 28, 2013, the Fund had no fee waivers/expense reimbursements subject to repayment.

For the six months ended February 28, 2013, the Fund paid $314 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

The Fund may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the six months ended February 28, 2013 were as follows:

Affiliated investment company	Value at 08/31/12	Purchases during the six months ended 02/28/13	Sales during the six months ended 02/28/13	Net realized gain	Change in net unrealized appreciation	Value at 02/28/13
UBS Credit Bond
Relationship Fund	$11,086,530	$—	$—	$—	$223,950	$11,310,480

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund’s investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of

39

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, would be reflected as securities lending income in the Statement of operations.

Amounts relating to the investment for the six months ended February 28, 2013, were as follows:

	Value at 08/31/12	Purchases during the six months ended 02/28/13	Sales during the six months ended 02/28/13	Value at 02/28/13	Net income earned
UBS Private Money Market Fund LLC	$5,655,123	$27,174,781	$27,584,950	$5,244,954	$1,761

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended February 28, 2013, the Fund paid brokerage commissions to Morgan Stanley in the amount of $2,056.

During the six months ended February 28, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $19,772,455. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM—(US)”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Fund pays UBS Global AM—(US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At February 28, 2013, the Fund owed UBS Global AM—(US) $85,589 for service and distribution fees.

UBS Global AM—(US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS Global AM—(US) has informed the Fund that for the six months ended February 28, 2013, it earned $3,845 and $334 in initial sales and deferred sales charges on Class A and Class C shares, respectively.

40

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended February 28, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $58,942 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent.

Bank line of credit
The Fund participates with other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the six months ended February 28, 2013.

Purchases and sales of securities
For the six months ended February 28, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $44,198,218 and $69,207,172, respectively.

For the six months ended February 28, 2013, aggregate purchases and sales of US Government securities, excluding short-term securities, were $109,411,684 and $109,608,889, respectively.

41

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended	Class A		Class C		Class Y
February 28, 2013:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,281	$534,866	3,134	$94,806	18,032	$568,738
Shares repurchased	(523,117)	(16,109,670)	(167,204)	(5,073,269)	(59,461)	(1,842,215)
Dividends reinvested	25,133	767,554	—	—	4,498	138,981
Net decrease	(480,703)	$(14,807,250)	(164,070)	$(4,978,463)	(36,931)	$(1,134,496)

For the year ended	Class A		Class B1
August 31, 2012:	Shares	Amount	Shares	Amount
Shares sold	71,125	$2,018,604	—	$—
Shares repurchased	(976,736)	(27,867,821)	(1,404)	(39,442)
Shares converted from Class B to Class A	54,541	1,608,580	(54,076)	(1,608,580)
Dividends reinvested	61,490	1,655,927	—	—
Net decrease	(789,580)	$(22,584,710)	(55,480)	$(1,648,022)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	17,397	$482,487	9,380	$282,950
Shares repurchased	(434,951)	(12,250,080)	(95,338)	(2,769,203)
Dividends reinvested	5,681	151,047	9,475	258,106
Net decrease	(411,873)	$(11,616,546)	(76,483)	$(2,228,147)

[1] Effective March 1, 2012, all outstanding Class B shares converted to Class A shares.

Redemption fees
Each class of the Fund will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus. This amount is paid to the Fund. The redemption fees, if any, earned by the Fund are disclosed in the Statement of changes in net assets. For the six months ended February 28, 2013, redemption fees represent less than $0.005 per share.

42

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

Distributions paid from:	2012
Ordinary Income	$2,278,911

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending August 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after the December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a pre-enactment net capital loss carryforward of $108,421,532. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $25,990,435 in 2017 and $82,431,097 in 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the fiscal year ended August 31, 2012, the Fund utilized $13,445,922 of capital loss carryforwards to offset prior year realized gains.

As of and during the period ended February 28, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended February 28, 2013, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended August 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

43

UBS U.S. Allocation Fund
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

44

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman	Bernard H. Garil
Alan S. Bernikow	Heather R. Higgins
Richard R. Burt	Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2013. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

     (a) Included as part of the report to shareholders filed under Item 1 of this form.
     (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 9, 2013